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                                                                    EXHIBIT 10.4

                       DAISYTEK INTERNATIONAL CORPORATION
                               FIRST AMENDMENT TO
                   1998 AMENDED AND RESTATED STOCK OPTION PLAN


         1. During June 1998, Daisytek International Corporation, a Delaware corporation (the "Company"), adopted the 1998 Amended and Restated Stock Option Plan (the "Plan"). The Company desires to amend the Plan as set forth herein:

         2. Section 7.1 of the Plan is hereby amended to replace the last sentence of such section with the following:

                  Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of any Non-Qualified Option, in whole or in part, and the exercise thereof by any transferee thereof.

         3. The remaining terms and provisions of the Plan shall continue in full force and effect.

         4. This First Amendment to the Plan was adopted by the Board of Directors of the Company on August 2, 2001.